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                                                             Effective 11/18/99


                                                                    EXHIBIT 99.1



                                     BY-LAWS
                                       OF
                          THE WILLIAMS COMPANIES, INC.
                       (hereinafter called the "Company")

                                    ARTICLE I

                                     OFFICES

                  Section 1. Registered Office. The registered office of the Company shall be in the City of Wilmington, County of New Castle, State of Delaware.

                  Section 2. Other Offices. The Company may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  Section 1. Place of Meetings. Meetings of the stockholders for the election of Directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

                  Section 2. Annual Meetings. The Annual Meetings of the Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meetings, at which meetings the stockholders shall elect by a plurality vote the Directors to be elected at such meetings, and transact such other business as may properly be brought before the meetings. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

                  Section 3. Special Meetings. Unless otherwise prescribed by law or by the Restated Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by either the Chairman of the Board, if one has been elected, or the President, and shall be called by either such officer or the Secretary at the request in writing of (i) a majority of the Board of Directors, or (ii) the stockholders owning of record at least a majority in number of the issued and outstanding shares of stock of the Company entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.


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                  Section 4. Quorum. Except as otherwise provided by law or by the Restated Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented by proxy at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a written notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

                  Section 5. Voting. At each meeting of stockholders held for any purpose, each stockholder of record of Common Stock entitled to vote thereat shall be entitled to one vote for every share of such stock standing in such stockholder's name on the books of the Company on the date determined in accordance with Section 5 of Article V of these By-laws, and each stockholder of record of Preferred Stock entitled to vote thereat shall be entitled to the vote as set forth in the resolution or resolutions of the Board of Directors providing for such series for each share of Preferred Stock standing in such stockholder's name on the books of the Company on the date determined in accordance with Section 5 of Article V of these By-laws. On any matter on which the holders of the Preferred Stock or any series thereof shall be entitled to vote separately as a class or series, they shall be entitled to one vote for each share held.

                  Each stockholder entitled to vote at any meeting of stockholders may authorize not in excess of three persons to act for such stockholder by a proxy signed by such stockholder or such stockholder's attorney-in-fact. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated for holding such meeting, but in any event not later than the time designated in the order of business for so delivering such proxies. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Except as otherwise provided by law or by the Restated Certificate of Incorporation, at each meeting of the stockholders, all corporate actions to be taken by vote of the stockholders shall be authorized by a majority of the votes cast by the stockholders entitled to vote thereon, present in person or represented by proxy, and where a separate vote by class is required, a majority of the votes cast by the stockholders of such class, present in person or represented by proxy, shall be the act of such class.

                  Unless required by law or determined by the chairman of the meeting to be advisable, the vote on any matter, including the election of Directors, need not be by written ballot. In the case of a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, and shall state the number of shares voted.



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                  Section 6. List of Stockholders Entitled to Vote. The officer of the Company who has charge of the stock ledger of the Company shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder or person representing a stockholder by proxy, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Company who is present.

                  Section 7. Stock Ledger. The stock ledger of the Company shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 6 of this Article II or the books of the Company, or to vote in person or by proxy at any meeting of stockholders.

                  Section 8. Nature of Business at Meetings of Stockholders. No business may be transacted at an Annual Meeting of Stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any Stockholder of the Company (i) who is a Stockholder of record on the date of the giving of the notice provided for in this Section 8 and on the record date for the determination of Stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 8.

                  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a Stockholder, such Stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

                  To be timely, a Stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred and twenty
(120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the Stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs.

                  To be in proper written form, a Stockholder's notice to the Secretary must set forth as to each matter such Stockholder proposes to bring before the Annual Meeting (i) a brief




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description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of such Stockholder, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Stockholder, (iv) a description of all arrangements or understandings between such Stockholder and any other person or persons (including their names) in connection with the proposal of such business by such Stockholder and any material interest of such Stockholder in such business and (v) a representation that such Stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

                  No business shall be conducted at the Annual meeting of Stockholders except business brought before the Annual Meeting in accordance with the procedures set forth in this Section 8; provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section 8 shall be deemed to preclude discussion by any Stockholder of any such business. If the Chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.


                                   ARTICLE III

                                    DIRECTORS

                  Section 1. Number, Nomination, and Election of Directors. The number of Directors constituting the Board of Directors shall be no more than seventeen nor less than five, the precise number within such limitations to be fixed by resolution of the Board of Directors from time to time. Except as provided in Section 2 of this Article III, the Directors to be elected at each Annual Meeting of Stockholders shall be elected by a plurality of the votes cast at such Annual Meeting of Stockholders, and each Director so elected shall hold office until the third Annual Meeting of Stockholders following such election and until a successor is duly elected and qualified, or until earlier resignation or removal. Any Director may resign at any time upon notice to the Company. Directors need not be stockholders.

                  Notwithstanding the foregoing, whenever the holders of any Preferred Stock, as may at any time be provided in the Restated Certificate of Incorporation or in any resolution or resolutions of the Board of Directors establishing any such Preferred Stock, shall have the right, voting as a class or as classes, to elect Directors at any Annual or Special Meeting of Stockholders, the then authorized number of Directors of the Company may be increased by such number as may therein be provided, and at such meeting the holders of such Preferred Stock shall be entitled to elect the additional Directors as therein provided. Any Directors so elected, unless so reelected at the Annual Meeting of Stockholders or Special Meeting held in place thereof, next succeeding the time when the holders of any such Preferred Stock became entitled to elect Directors as above provided, shall not hold office beyond such Annual or Special Meeting. Any such provision for election of Directors by holders of the Preferred Stock shall apply notwithstanding the maximum number of Directors set forth in the provisions hereinabove.



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                  Only persons who are nominated in accordance with the
following procedures shall be eligible for election as Directors of the Company, except as may be otherwise provided in the Restated Certificate of Incorporation with respect to the right of holders of preferred stock of the Company to nominate and elect a specified number of Directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing Directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any Stockholder of the Company (i) who is a Stockholder of record on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of Stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 9.

                  In addition to any other applicable requirements, for a nomination to be made by a Stockholder, such Stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

                  To be timely, a Stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provide however, that in the event that the Annual Meeting is called for a date that is not within thirty
(30) days before or after such anniversary date, notice by the Stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a Special Meeting of Stockholders called for the purpose of electing Directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special meeting was mailed or public disclosure of the date of the Special meeting was made, whichever first occurs.

                  To be in proper written form, a Stockholder's notice to the Secretary must set forth (a) as to each person whom the Stockholder proposes to nominate for election as a Director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the Stockholder giving the notice (i) the name and record address of such Stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Stockholder, (iii) a description of all arrangements or understandings between such Stockholder and each proposed nominee and



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any other person or persons (including their names) pursuant to which the nominations are to be made by such Stockholder, (iv) a representation that such Stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such Stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected.

                  No person shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in this
Section 9. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

                  Section 2. Vacancies. Subject to the provisions of the Restated Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director, and the Directors so chosen shall hold office for a term that shall coincide with the unexpired portion of the term of that directorship, and until their successors are duly elected and qualified, or until their earlier resignation or removal.

                  Section 3. Duties and Powers. The business of the Company shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Company and do all such lawful acts and things as are not by statute or by the Restated Certificate of Incorporation or by these By-laws directed or required to be exercised or done by the stockholders.

                  Section 4. Meetings. The Board of Directors of the Company may hold meetings, both regular and special, within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, if one has been elected, or by the President or any three Directors. Notice thereof stating the place, date and hour of the meeting shall be given to each Director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four
(24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

                  Section 5. Quorum. Except as may be otherwise specifically provided by law, the Restated Certificate of Incorporation or these By-laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.



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                  Section 6. Actions of the Board. Unless otherwise provided by the Restated Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or committee.

                  Section 7. Meetings by Means of Conference Telephone. Unless otherwise provided by the Restated Certificate of Incorporation or these By-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

                  Section 8. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the Directors. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in the By-laws of the Company, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by Delaware law to be submitted to stockholders for approval; or (ii) adopting, amending or repealing any By-law of the Company. Each committee shall keep regular minutes and report to the Board of Directors when required.

                  Section 9. Compensation. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and such compensation for serving as a Director and attending each meeting of the Board of Directors as may be fixed from time to time by resolution of the Board. No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may also be paid such compensation for committee service or for attending committee meetings as the Board may establish from time to time.

                  Section 10. Retirement Policy. The normal retirement date for a Director shall be at the first Annual Meeting of Stockholders of the Company following the Director's 72nd birthday, and except as provided in this Section 10, no one shall serve as a Director beyond this normal




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retirement date. A Director may be nominated (and elected) to serve as a
Director after the normal retirement date provided that: (i) the Director expresses to the Board of Directors a willingness to serve as a Director after the normal retirement date; (ii) at the time of being a nominee for a term of office that would extend beyond the normal retirement date, such person was a Director and was so elected by the stockholders of the Company; (iii) the Director's nomination as a nominee for the term extending beyond the normal retirement date was by majority vote of all Directors then in office; (iv) the stockholders of the Company were advised fully regarding the Director's intent to serve on the Board after the normal retirement date; and (v) the Director was thereafter elected a Director by the stockholders in accordance with the Restated Certificate of Incorporation and By-laws of the Company. Nothing herein shall be construed to create a right of any Director to be nominated for reelection to the Board or as a limitation upon the right of the Board of Directors not to nominate any Director for such reelection.

                                   ARTICLE IV

                                    OFFICERS

                  Section 1. General. The officers shall be elected by the Board of Directors and shall include a President, a Secretary and a Treasurer and, at the discretion of the Board of Directors, may include a Chairman of the Board, one or more Vice Presidents and such other officers as the Board of Directors may from time to time deem necessary or appropriate. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Restated Certificate of Incorporation or these By-laws. The officers need not be stockholders nor, except in the case of the Chairman of the Board, need such officers be Directors.

                  Section 2. Election. The Board of Directors shall elect the officers of the Company who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers shall hold office until their successors are chosen and qualified, or until their death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office shall be filled by the Board of Directors.

                  Section 3. Voting Securities Owned by the Company. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by the Chief Executive Officer, any Vice President or the Secretary, and any such officer may in the name of and on behalf of the Company, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Company may own securities and at any such meeting shall possess ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.



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                  Section 4. Chief Executive Officer. If no Chairman of the
Board has been elected, the President shall be the Chief Executive Officer. If a person has been elected as both Chairman of the Board and President, that person shall be the Chief Executive Officer. Otherwise, if a Chairman of the Board has been elected, the Board of Directors shall designate either the Chairman of the Board or the President as Chief Executive Officer. Subject to the directions of the Board of Directors or any duly authorized committee of Directors, the Chief Executive Officer shall direct the policy of the Company and shall have general direction of the Company's business, affairs and property and over its several officers, in addition to his duties set forth in Section 5 or 6 of this Article IV, as the case may be.

                  Section 5. Chairman of the Board. If one has been elected, the Chairman of the Board shall, if present, preside at all meetings of the Board of Directors and of the stockholders. The Chairman of the Board may, with the Treasurer or the Secretary, or an Assistant Treasurer or an Assistant Secretary, sign certificates for stock of the Company and any other documents, of whatever nature, in the name of the Company, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by a duly authorized committee of Directors, or by these By-laws to some other officer or agent of the Company, or shall be required by law otherwise to be signed or executed and shall perform such other duties as may from time to time be assigned by the Board of Directors or by any duly authorized committee of Directors.

                  Section 6. President. The President, unless he is serving as Chief Executive Officer, shall be responsible to the Chairman of the Board. During the absence or disability of the Chairman of the Board, or if one shall not have been elected, the President shall exercise all the powers and discharge all the duties of the Chairman of the Board. The President may, with the Treasurer or the Secretary, or an Assistant Treasurer or an Assistant Secretary, sign certificates for stock of the Company and any other documents, of whatever nature, in the name of the Company, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by a duly authorized committee of Directors, or by these By-laws, to some other officer or agent of the Company, or shall be required by law otherwise to be signed or executed and shall perform such other duties as may from time to time be assigned by the Board of Directors or by any duly authorized committee of Directors.

                  Section 7. Vice Presidents. In the absence of the President or in the event of inability or refusal of the President to perform the duties of his office, the Vice Presidents, if any have been elected, in the order designated by the Board of Directors or, in the absence of such designation, in the order of seniority in office, shall perform the duties and possess the authority and powers of the President. Any Vice President may also sign and execute in the name of the Company deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by a duly authorized committee of Directors, or by these By-laws, to some other officer or agent of the Company, or shall be required by law otherwise to be signed or executed. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe.



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                  Section 8. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all of the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform, or cause to be performed, like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer. If the Secretary shall be unable or shall refuse to cause notice to be given of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors, the Chairman of the Board, if one has been elected, or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by such officers a signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

                  Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions of the Treasurer and of the financial condition of the Company.

                  Section 10. Assistant Secretaries. Except as may be otherwise provided in these By-laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President or the Secretary, and in the absence of the Secretary or in the event of the disability or refusal of the Secretary to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

                  Section 11. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President or the Treasurer, and in the absence of the Treasurer or in the event of the disability or refusal to act of the Treasurer, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

                  Section 12. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors.




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                                    ARTICLE V

                                      STOCK

                  Section 1. Form of Certificates. Every holder of stock in the Company shall be entitled to have a certificate signed in the name of the Company (i) by the Chairman of the Board, if one has been elected, or the President; and (ii) by the Secretary or an Assistant Secretary of the Company, certifying the number of shares owned.

                  Section 2. Signatures. Where a certificate is countersigned by
(i) a transfer agent other than the Company or its employee, or (ii) a registrar other than the Company or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Company with the same effect as if such officer or entity were an officer, transfer agent or registrar at the date of issue.

                  Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company and its transfer agents and registrars with respect to the certificate alleged to have been lost, stolen or destroyed.

                  Section 4. Transfers. Stock of the Company shall be transferable in the manner prescribed by law and in these By-laws. Transfers of stock shall be made on the books of the Company only by the person named in the certificate or by such person's attorney lawfully constituted in writing and filed with the Secretary of the Company, or a transfer agent for such stock, if any, and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

                  Section 5. Record Date. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action for which a record date is required. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.



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



                                   ARTICLE VI

                                     NOTICES

                  Section 1. Notices. Whenever written notice is required by law, the Restated Certificate of Incorporation or these By-laws, to be given to any Director, member of a committee or stockholder, such notice may be given by mail, addressed to such Director, member of a committee or stockholder, at such address as appears on the records of the Company, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

                  Section 2. Waivers of Notice. Whenever any notice is required by law, the Restated Certificate of Incorporation or these By-laws, to be given to any Director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                  Section 1. Dividends. Dividends upon the capital stock of the Company, subject to the provisions of the Restated Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

                  Section 2. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board of Directors.

                  Section 3. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Company, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced or otherwise.

                  Section 4. By-laws Subject to Law and Restated Certificate of Incorporation of the Company. Each provision of these By-laws is subject to any contrary provision of the Restated Certificate of Incorporation of the Company or of an applicable law as from time to time in effect, and to the extent any such provision is inconsistent therewith, such provision shall be superseded thereby for as long as such inconsistency shall exist, but for all other purposes these By-laws shall continue in full force and effect.



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



                                  ARTICLE VIII

                                 INDEMNIFICATION



                  Section 1. Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Company. Subject to Section 3 of this
Article VIII, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that such person is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the conduct was unlawful.

                  Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Company. Subject to Section 3 of this Article VIII, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

                  Section 3. Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a Director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith, without the necessity of authorization in the specific case.

                  Section 4. Good Faith Defined. For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Company or another enterprise, or on information supplied to such person by the officers of the Company or another enterprise in the course of their duties, or on the advice of legal counsel for the Company or another enterprise or on information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. The term "another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust or other enterprise of which such person is or was serving at the request of the Company as a director, officer, employee or agent. The provisions of this
Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections l or 2 of this Article VIII, as the case may be.

                  Section 5. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any Director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the Director, officer, employee or agent is proper in the circumstances because such person has met the applicable standards of conduct set forth in Sections 1 and 2 of this Article VIII, as the case may be. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Company promptly upon the filing of such application.

                  Section 6. Expenses Payable in Advance. Expenses by an officer or Director incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in this Article VIII.

                  Such expenses incurred by other employees and agents shall be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

                  Section 7. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, contract, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Company that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article VIII but whom the Company has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware or otherwise.

                  Section 8. Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Company would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

                  Section 9. Meaning of "Company" and "Other Enterprises" for the Purposes of Article VIII.

                  A. For purposes of this Article VIII, references to "the Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

                  B. For purposes of this Article VIII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a Director, officer, employee or agent of the Company which imposes duties on, or involves services by, such Director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article VIII.

                  Section 10. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE IX

                                   AMENDMENTS

                  Section 1. Amendments of By-laws. These By-laws may be altered, amended, supplemented or repealed and new By-laws may be adopted by the stockholders entitled to vote at any duly constituted Annual or Special Meeting of Stockholders, and, except as otherwise expressly provided in a By-law made by the stockholders, by the Board of Directors at any duly constituted regular or special meeting thereof; provided that no amendment of these By-laws changing the place named therein for the annual election of Directors shall be made within sixty days next before the day on which any such election is to be held.